TherapeuticsMD, Inc. 10-K

Exhibit 10.25

Execution Version

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT
IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF
PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT NO. 8
TO FINANCING AGREEMENT

AMENDMENT NO. 8 TO FINANCING AGREEMENT, dated as of March 1, 2021 (this “Amendment”), to the Financing Agreement, dated as of April 24, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among THERAPEUTICSMD, INC., a Nevada corporation (“Company” or “Borrower”), certain Subsidiaries of Borrower, as Guarantors, the Lenders from time to time party thereto, and SIXTH STREET SPECIALTY LENDING, INC., a Delaware corporation (“Sixth Street”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”).

WHEREAS, the Loan Parties have requested that the Administrative Agent and the Lenders amend certain terms and conditions of the Financing Agreement; and

WHEREAS, the Administrative Agent and the Lenders are willing to amend such terms and conditions of the Financing Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.      Definitions. All terms used herein that are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement.

2.      Amendments.

(a)         New Definitions. Section 1.01 of the Financing Agreement is hereby amended by adding the following definitions, in appropriate alphabetical order:

(i)             ““Amendment No. 8” means Amendment No. 8 to Financing Agreement, dated as of March 1, 2021, by and among the Loan Parties, the Administrative Agent and the Lenders.”

(ii)            ““Amendment No. 8 Effective Date” means the “Amendment Effective Date” as set forth in Amendment No. 8.”

(iii)           ““VitaCare” means VitaCare Prescription Services, Inc., a Florida corporation.”

(i)             ““VitaCare Business Assets” means the assets and property (other than cash or Cash Equivalents) that are part of the Loan Parties’ VitaCare prescription services business as of the Amendment No. 8 Effective Date or are acquired by such business after such date in the ordinary course of business.”

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT
IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF
PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

(ii)            ““VitaCare Business Asset Excess Amount” means an amount equal to the excess, if any, of (i) the aggregate amount paid by the Loan Parties to acquire VitaCare Business Assets after the Amendment No. 8 Effective Date over (ii) $[***].”

(iii)           ““VitaCare Sale” has the meaning set forth in Section 6.9(b)(i).”

(b)          Amended Definitions. Section 1.01 of the Financing Agreement is hereby amended by amending the following definitions as follows:

(i)             The definition of Affiliate is hereby amending by adding the following sentence at the end of such definition:

“Notwithstanding anything herein to the contrary, in no event shall VitaCare (following the VitaCare Sale) or the acquiring entity in the VitaCare Sale (or any direct or indirect parent or Subsidiary thereof) be considered an “Affiliate” of any Loan Party.”

(ii)            The definition of Permitted Indebtedness is hereby amended by deleting the “and” at the end of clause (l), deleting the “.” at the end of clause (m) and substituting “and” therefor, and inserting the following new clause (n) as follows:

“(n)        Indebtedness incurred by a Loan Party or any of its Subsidiaries arising from (i) customary indemnification obligations or (ii) revenue guarantees or other similar obligations, in each case as (A) provided under the definitive documentation related to the VitaCare Sale and (B) consented to by the Administrative Agent in writing (such consent not to be unreasonably withheld, delayed or conditioned (it being understood and agreed by the Administrative Agent and the Lenders that such consent shall not require any economic consideration, other consideration or any repayment of the Obligations (other than any payment required by either Section 2.8(y) or Section 2.10(a)(ii)(A), as applicable) as a condition thereof)), except that no consent will be required in the case of clause (ii) above if such obligations are satisfied solely in Capital Stock.”

(iii)           The definition of Permitted Investments is hereby amended by deleting the “and” at the end of clause (h), deleting the “.” at the end of clause (i) and substituting “and” therefor, and inserting the following new clause (j) as follows:

“(j)         any contribution of VitaCare Business Assets by a Loan Party to VitaCare in connection with the VitaCare Sale.”

(c)         Section 2.8 (Repayment of the Loans). Section 2.8 of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

“Section 2.8       Repayment of Term Loans. (x) On the Amendment No. 8 Effective Date the Borrower shall repay $15,000,000 in principal amount of the Term Loan, (y) on March 31, 2021 the Borrower shall repay $35,000,000 in principal amount of the Term Loan so long as the Borrower shall not have made a mandatory prepayment in accordance with Section 2.10(a)(ii)(A) prior to such date, and (z) commencing on March 31, 2022 and on the last day of each Fiscal Quarter ending thereafter, the Borrower shall repay the principal amount of the Term Loan in the aggregate amounts set forth below, in each case which payments shall be applied as follows: (a) first, the principal of the Initial Term Loan until paid in full, (b) second, the principal of the Delayed Draw A-1 Term Loan until paid in full and (c) third, the principal of the Delayed Draw A-2 Term Loan until paid in full.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT
IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF
PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Fiscal Quarter Ending	Term Loan Repayment
March 31, 2022	$5,000,000
June 30, 2022	$5,000,000
September 30, 2022	$5,000,000
December 31, 2022	$10,000,000
March 31, 2023	$10,000,000
June 30, 2023	$41,250,000
September 30, 2023	$41,250,000
December 31, 2023	$41,250,000
March 31, 2024	$41,250,000

Notwithstanding the foregoing, the Term Loan, together with all other amounts owed hereunder with respect thereto, shall be paid in full no later than the Term Loan Maturity Date.”

(d)           Section 2.10(a)(ii) (Asset Sales). Section 2.10(a)(ii) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

“(ii)        (A)           On the same Business Day of the receipt by any Loan Party of the proceeds of the VitaCare Sale, Company shall prepay the principal amount of the Term Loans as set forth in Section 2.11(a)(ii) in an aggregate amount equal to $35,000,000; and

(B)           No later than the fifth Business Day following the date of receipt by any Loan Party of any Net Proceeds from any other Asset Sales (which, for the avoidance of doubt, shall not include the VitaCare Sale) in excess of $5,000,000 in the aggregate in any Fiscal Year that do not constitute a Permitted Product Transaction, Company shall prepay the Term Loans as set forth in Section 2.11(a)(i) in an aggregate amount equal to such Net Proceeds in excess of $5,000,000 in such Fiscal Year; provided, solely in the case of this clause (B), so long as (i) no Default or Event of Default shall have occurred and be continuing, (ii) Company has delivered Administrative Agent prior written notice of Company’s intention to apply such monies (the “Reinvestment Amounts”) to reinvest in or to the costs of purchase of other assets used or useful in the business of the Loan Parties including capital expenditures, (iii) the monies are held in a Deposit Account subject to a Control Agreement, and (iv) the Loan Parties complete such reinvestment or purchase within 365 days after the initial receipt of such monies, the Loan Parties shall have the option to apply such monies to the reinvestment in or the costs of purchase of other assets used or useful in the business of the Loan Parties (including capital expenditures) unless and to the extent that such applicable period shall have expired without such reinvestment or purchase being made or completed, in which case, any such amounts not so used to reinvest or purchase shall be paid to Administrative Agent and applied in accordance with Section 2.11(a)(i).”

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE
IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF
PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

(e)         Section 2.11(a) (Application of Prepayments of Term Loans). Section 2.11(a) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

“(a)        Application of Prepayments of Term Loans. Except in connection with any Waivable Mandatory Prepayment provided for in Section 2.11(b), so long as no Application Event has occurred and is continuing:

(i)           any mandatory prepayment of any Loan pursuant to Section 2.10 (other than Section 2.10(a)(ii)(A)), in each case, shall be applied as follows:

first, to prepay accrued and unpaid interest on the Term Loan;

second, to pay any Prepayment Premium payable thereon; and

third, to prepay (A) first, the principal of the Initial Term Loan to the installments thereof on a pro rata basis until paid in full, (B) second, the principal of the Delayed Draw A-1 Term Loan to the installments thereof on a pro rata basis until paid in full and (C) third, the principal of the Delayed Draw A-2 Term Loan to the installments thereof on a pro rata basis until paid in full; and

(ii)          any mandatory prepayment of any Loan pursuant to Section 2.10(a)(ii)(A) shall be applied as follows:

first, to prepay (A) first, the principal of the Initial Term Loan to the installments thereof on a pro rata basis until paid in full, (B) second, the principal of the Delayed Draw A-1 Term Loan to the installments thereof on a pro rata basis until paid in full and (C) third, the principal of the Delayed Draw A-2 Term Loan to the installments thereof on a pro rata basis until paid in full second, to prepay accrued and unpaid interest on the Term Loan; and

third, to pay any Prepayment Premium payable thereon.”

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT
IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF
PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

(f)            Section 6.8(b) (Minimum Revenue). The table set forth in Section 6.8(b) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

“Fiscal Quarter Ending	Product Revenue
December 31, 2020	$20,000,000
March 31, 2021	$17,000,000
June 30, 2021	$20,000,000
September 30, 2021	$23,000,000
December 31, 2021	$26,500,000
March 31, 2022	$30,000,000
June 30, 2022	$35,000,000
September 30, 2022	$40,000,000
December 31, 2022	$45,000,000
March 31, 2023	$50,000,000
June 30, 2023	$55,000,000
September 30, 2023	$60,000,000
December 31, 2023	$65,500,000
March 31, 2024	$70,000,000”

(g)           Section 6.9(b) (Fundamental Changes; Dispositions of Assets; Acquisitions). Section 6.9(b) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

“(b)        (i)           any Asset Sale of VitaCare (which shall include any VitaCare Business Assets sold or transferred by a Loan Party in connection therewith to the extent such VitaCare Business Assets are not contributed by such Loan Party to VitaCare in connection therewith) so long as (A) the proceeds thereof are not less than the sum of (y) $[***] plus (z) the VitaCare Business Assets Excess Amount (of which not less than the sum of (y) $[***] plus (z) the VitaCare Business Assets Excess Amount shall be in Cash) and (B) such proceeds shall be applied as required by Section 2.10(a)(ii) (a “VitaCare Sale”) (it being understood and agreed that it is intended that the assets and other property to be sold pursuant to the VitaCare Sale shall be sold free and clear of the Administrative Agent’s and the Lenders’ security interest, subject to the execution and delivery by the Administrative Agent (at the Loan Parties’ expense) of such release documentation as may be reasonably requested by the Loan Parties and reasonably acceptable to the Administrative Agent); provided that, if following any VitaCare Sale the Loan Parties retain any interest, directly or indirectly, in the VitaCare Business Assets pursuant to which any Loan Party has any primary or contingent obligations payable in cash or Cash Equivalents, any obligations of the Loan Parties with respect to such retained interest shall be consented to by the Administrative Agent in writing (such consent not to be unreasonably withheld, delayed or conditioned (it being understood and agreed by the Administrative Agent and the Lenders that such consent shall not require any economic consideration, other consideration or any repayment of the Obligations (other than any payment required by either Section 2.8(y) or Section 2.10(a)(ii)(A), as applicable) as a condition thereof));

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT
IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF
PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

(ii)           any merger or other reorganization of VitaCare pursuant to an “F reorganization” in connection with the VitaCare Sale, as consented to by the Administrative Agent in writing (such consent not to be unreasonably withheld, delayed or conditioned (it being understood and agreed by the Administrative Agent and the Lenders that such consent shall not require any economic consideration, other consideration or any repayment of the Obligations (other than any payment required by either Section 2.8(y) or Section 2.10(a)(ii)(A), as applicable) as a condition thereof)); and

(iii)          any other Asset Sales (other than (A) subject to Section 6.9(d), those constituting Permitted Product Transactions and (B) any other Asset Sale in respect of the Products or the Product Patents) in any Fiscal Year, the proceeds of which are less than $10,000,000 with respect to any single Asset Sale or series of related Asset Sales made within the same Fiscal Year; provided (1) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof (determined in good faith by officers of Company or the Board of Directors of Company (or similar governing body)), (2) no less than 85% thereof shall be paid in Cash, and (3) if and to the extent required by Section 2.10(a)(ii), the proceeds thereof shall be applied as required by Section 2.10(a)(ii);”.

3.      Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full, in a manner satisfactory to the Administrative Agent, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being hereinafter referred to as the “Amendment Effective Date”):

(a)           Payment of Fees, Etc. The Borrowers shall have paid on or before the Amendment Effective Date all fees, costs, expenses and taxes then payable, if any, pursuant to Section 2.7 or 10.2 of the Financing Agreement.

(b)           Representations and Warranties. The representations and warranties contained in this Amendment and in Article IV of the Financing Agreement and in each other Loan Document shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT
IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF
PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

(c)           No Default; Event of Default. No Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or result from this Amendment becoming effective in accordance with its terms.

(d)           Delivery of Documents. The Administrative Agent shall have received on or before the Amendment Effective Date (i) this Amendment, duly executed by the Loan Parties, the Administrative Agent and the Lenders and (ii) the Amended and Restated Fee Letter, dated as of the date hereof, duly executed by the Borrower and the Administrative Agent;

(e)           Material Adverse Effect. The Administrative Agent shall have determined, in its reasonable judgment, that no event or development shall have occurred since December 31, 2019, which could reasonably be expected to have a Material Adverse Effect.

(f)            Liens; Priority. The Administrative Agent shall be satisfied that the Administrative Agent has been granted, and holds, for the benefit of the Administrative Agent and the Lenders, a perfected, first priority Lien on and security interest in all of the Collateral, subject only to Permitted Liens, to the extent such Liens and security interests are required pursuant to the Loan Documents to be granted or perfected on or before the Amendment Effective Date.

(g)           Approvals. All consents, authorizations and approvals of, and filings and registrations with, and all other actions in respect of, any Governmental Authority or other Person required in connection with any Loan Document or the transactions contemplated thereby or the conduct of the Loan Parties’ business shall have been obtained or made and shall be in full force and effect. There shall exist no claim, action, suit, investigation, litigation or proceeding (including, without limitation, shareholder or derivative litigation) pending or, to the knowledge of any Loan Party, threatened in any court or before any arbitrator or Governmental Authority which (i) relates to the Loan Documents or the transactions contemplated thereby or (ii) could reasonably be expected to have a Material Adverse Effect.

(h)           Term Loan Prepayment. The Borrower shall have prepaid $15,000,000 in principal amount of the Term Loan.

4.      Continued Effectiveness of the Financing Agreement and Other Loan Documents. Each Loan Party hereby (a) acknowledges and consents to this Amendment, (b) confirms and agrees that the Financing Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date, all references in any such Loan Document to “the Financing Agreement”, the “Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (c) confirms and agrees that, to the extent that any such Loan Document purports to assign or pledge to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, or to grant to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, a security interest in or Lien on any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Financing Agreement (as amended hereby) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. This Amendment does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties’ obligations to repay the Loans in accordance with the terms of Financing Agreement or the obligations of the Loan Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Financing Agreement or any other Loan Document nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT
IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF
PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

5.      No Novation. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Financing Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby.

6.      No Representations by Administrative Agent or Lenders. Each Loan Party hereby acknowledges that it has not relied on any representation, written or oral, express or implied, by Administrative Agent or any Lender, other than those expressly contained herein, in entering into this Amendment.

7.      Release. Each Loan Party hereby acknowledges and agrees that: (a) neither it nor any of its Subsidiaries has any claim or cause of action against Administrative Agent or any Lender (or any of the directors, officers, employees, agents, attorneys or consultants of any of the foregoing) and (b) the Administrative Agent and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Loan Parties, and all of their Subsidiaries and Affiliates. Notwithstanding the foregoing, the Administrative Agent and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their rights, interests, security and/or remedies. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Loan Party (for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge the Administrative Agent and the Lenders, together with their respective Affiliates and Related Funds, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing (collectively, the “Released Parties”), from any and all debts, claims, allegations, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the Amendment Effective Date directly arising out of, connected with or related to this Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of Administrative Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or other advances, or the management of such Loans or other advances or the Collateral. Each Loan Party represents and warrants that it has no knowledge of any claim by any Releasor against any Released Party or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a claim by any Releasor against any Released Party which would not be released hereby.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT
IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF
PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

8.      Further Assurances. The Loan Parties shall execute any and all further documents, agreements and instruments, and take all further actions, as may be required under applicable law or as Administrative Agent may reasonably request, in order to effect the purposes of this Amendment.

9.      Miscellaneous.

(a)           This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

(b)          Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c)           This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(d)          Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Financing Agreement. Accordingly, it shall be an immediate Event of Default under the Financing Agreement if (i) any representation or warranty made by any Loan Party under or in connection with this Amendment shall have been incorrect in any respect when made or deemed made, or (ii) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

(e)           Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWER:

THERAPEUTICSMD, INC.

By:	/s/ Robert Finizio
Name: Robert Finizio
Title: CEO

GUARANTORS:

VITAMEDMD, LLC

By:	/s/ Robert Finizio
Name: Robert Finizio
Title: CEO

BOCAGREENMD, INC.

By:	/s/ Robert Finizio
Name: Robert Finizio
Title: CEO

VITACARE PRESCRIPTION SERVICES, INC.

By:	/s/ John C.K. Milligan
Name: John C.K. Milligan
Title: President

SIXTH STREET SPECIALTY LENDING, INC., as Administrative Agent and Lender

By:	/s/ Robert (Bo) Stanley
Name: Robert (Bo) Stanley
Title: President

TOP IV TALENTS, LLC, as Lender

By:	/s/ Joshua Peck
Name: Joshua Peck
Title: Vice President

TAO TALENTS, LLC, as Lender

By:	/s/ Joshua Peck
Name: Joshua Peck
Title: Vice President